Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
     In connection with the Annual Report of Educational Development Corporation (the “Company”) on Form 10-K for the period ending February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 25, 2006	By	/s/ Randall W. White

Randall W. White
President and Chief Executive Officer

Date: May 25, 2006	By	/s/ W. Curtis Fossett

Controller and Corporate Secretary
(Principal Financial and Accounting Officer)